Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Reflect Scientific, Inc. (the “Company”) on Form 10-Q for the period ending March 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), We, Kim Boyce, our Chief Executive Officer and director and Keith Merrell, our Chief/Principal Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: 05/10/2012                             /s/Kim Boyce

                                                           Kim Boyce

                                                           Chief Executive Officer and Director

Dated: 05/10/2012                            /s/Keith Merrell

                                                          Keith Merrell

                                                          Principal Financial Officer and CFO